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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)  July 24, 2001 (July 20, 2001)




                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission           (IRS Employer
        Incorporation)                File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300


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                             WESTERN RESOURCES, INC.

Item 5. Other Events

     On July 20, 2001, the Kansas Corporation Commission issued an order confirming the requirements of its May 22, 2001 supplemental order, and taking certain other actions, related to the rights offering and split-off contemplated by the Asset Allocation and Separation Agreement between Westar Industries, Inc. and Western Resources, Inc. The Company continues to review the order and is considering an appropriate response. Copies of the Kansas Corporation Commission press release and order are attached as exhibits hereto.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99.1 - Press Release issued by the Kansas Corporation
                        Commission dated July 20, 2001

         Exhibit 99.2 - Order of the Kansas Corporation Commission dated
                        July 20, 2001

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                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Western Resources, Inc.




Date July 24, 2001                  By      /s/ James A. Martin
     -------------                    ----------------------------------
                                        James A. Martin, Senior Vice
                                          President and Treasurer

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                                  EXHIBIT INDEX

Exhibit Number                                 Description of Exhibit

99.1                           Press Release issued by the Kansas Corporation
                               Commission  dated July 20, 2001

99.2 Order of the Kansas Corporation Commission dated July 20, 2001